UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2014 (September 23, 2014)

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

Stamford, Connecticut 06901

(Address of principal executive offices, including zip code)

(203) 705-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On September 23, 2014, Tronox Limited (the “Company”) commenced a cost reduction initiative which it expects to complete during the fourth quarter of 2014. The initiative involves an expected reduction in the Company’s workforce by approximately 80 employees. In addition, as part of this initiative, the Company expects to eliminate approximately 65 outside contractor positions. The Company estimates that the pre-tax charge resulting from this initiative will be approximately $16 million, which is expected to be recorded in the third and fourth quarters of 2014. The charge will consist of employee severance costs of approximately $14 million, as well as outplacement services and other associated costs and expenses of approximately $2 million. Of the aggregate pre-tax charge, the Company expects to incur approximately $14 million in cash expenditures. As a result of this initiative, the Company expects annual cost savings of approximately $25 million.

This current report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the timing of implementation and completion of actions related to the Company’s cost reduction initiative, expected charges and expenses related to the Company’s initiative, and the timing thereof. Words such as “expects,” “will,” “may,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s ability to implement the cost reduction initiative to the extent currently anticipated, the impact of the workforce reduction on the Company’s business, unanticipated expenses and charges not currently contemplated that may occur as a result of the initiative, and the Company’s ability to execute on its strategy. The Company expressly disclaims any duty, obligation, or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: September 26, 2014	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary